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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of U.S. Concrete, Inc. of our report dated March 15, 2001 included in U.S. Concrete, Inc.'s Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.


/s/ Arthur Andersen LLP

Houston, Texas
May 11, 2001